                         MODIFICATION NO. 9
                               TO
              SAN JUAN PROJECT OPERATING AGREEMENT
                             BETWEEN
              PUBLIC SERVICE COMPANY OF NEW MEXICO
                               AND
                  TUCSON ELECTRIC POWER COMPANY



            This Modification No. 9 to the San Juan Project Operating Agreement between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter referred to collectively as the "Parties" or "Participants", is hereby entered into and executed as of the 12 day of January , 1994

            WITNESSETH:

            WHEREAS, the Parties entered into an agreement described as the San Juan Project Operating Agreement effective January 1, 1973, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993 and Modification No. 8 on September 15, 1993 ("Operating Agreement"), which establishes certain terms and conditions relating to their participation and responsibility in the operation of the San Juan Project; and

            WHEREAS, as of May 27, 1993, New Mexico and Utah Associated Municipal Power Systems, a political subdivision of the State of Utah ("UAMPS"), entered into the Restated and Amended San Juan Unit 4 Purchase and Participation Agreement ("UAMPS PPA"), whereby UAMPS agreed to purchase from New Mexico a 7.028 percent undivided ownership interest in San Juan Unit 4; and

            WHEREAS, the UAMPS PPA provides, among other things, that UAMPS, upon closing of the transaction provided for in the UAMPS PPA, will have the voting rights and obligations of a Unit Participant on San Juan Project Committees as said rights and obligations are set forth in the Project Agreements; and

            WHEREAS, New Mexico and Tucson desire to clarify the rights and responsibilities of Participants and Unit Participants in the San Juan Project as a result of the UAMPS purchase of a
7.028 percent undivided interest in Unit 4 pursuant to the UAMPS
PPA.

            NOW, THEREFORE, the Parties agree that the Operating
Agreement is hereby amended as follows:

           1.0 Effective Date. This Modification No. 9 shall become effective immediately upon the closing of UAMPS' purchase of the
7.028 percent undivided interest in Unit 4 pursuant to the UAMPS
PPA.

            2.0 Amended Section 7.3.3. Section 7.3.3 shall be amended to read in its entirety as follows:

                   7.3.3 With respect to matters involving and not solely related to Unit 4, New Mexico will in good faith solicit the views of the City of Farmington, Los Alamos County, the City of Anaheim, and UAMPS on matters involving the San Juan Project which affect Unit 4.

            3.0 Amended Section 17.1. Section 17.1 shall be amended to read in its entirety as follows:

                   17.1 The expenses for the operation and
maintenance of the San Juan Project which are chargeable to FERC Accounts 426, 500, 502, 505, 506, 507, and 510 through 514; 556,
557A; and 924 (when appropriate) shall be apportioned among the Participants and Unit Participants, as follows:

                   17.1.1     Prior to the Transfer Date in
accordance with the following percentages:

                   A. Participants

                      1. New Mexico - 50 percent
                      2. Tucson - 50 percent

                   17.1.2     On and after UAMPS' purchase of the
7.028 percent undivided interest in Unit 4 pursuant to the UAMPS
PPA, in accordance with the following percentages:

           17.1.2.1 For Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2 in accordance with the following percentages:

                   A. Participants

                      1. New Mexico - 50 percent
                      2. Tucson - 50 Percent

                   B. Unit Participants

                      1. M-S-R - 0 percent
                      2. City of Farmington - 0 percent
                      3. Century Power Corporation - 0 percent
                      4. Los Alamos County - 0 percent
                      5. SCPPA - 0 percent
                      6. City of Anaheim - 0 percent
                      7. UAMPS - 0 percent

            17.1.2.2 For Unit 3 and all equipment and facilities directly related only to Unit 3 in accordance with the following percentages:

                  A. Participants

                     1. New Mexico - 50 percent
                     2. Tucson - 0 percent

                  B. Unit Participants

                     1. M-S-R - 0 percent
                     2. City of Farmington - 0 percent
                     3. Century Power Corporation - 8.2 percent
                     4. Los Alamos County - 0 percent
                     5. SCPPA - 41.8 percent
                     6. City of Anaheim - 0 percent
                     7. UAMPS - 0 percent

            17.1.2.3 For Unit 4 and for all equipment and facilities directly related only to Unit 4 in accordance with the following percentages:

                  A. Participants

                     1. New Mexico - 38.457 percent
                     2. Tucson - 0 percent

                  B. Unit Participants

                     1. M-S-R - 28.8 percent
                     2. City of Farmington - 8.475 percent
                     3. Century Power Corporation - 0 percent
                     4. Los Alamos County- 7.20 percent
                     5. SCPPA - 0 percent
                     6. City of Anaheim - 10.04 percent
                     7. UAMPS - 7.028 percent

             17.1.2.4 For equipment and facilities common only to Units 1 and 2, in accordance with the following percentages:

                  A. Participants

                     1. New Mexico - 50 percent
                     2. Tucson - 50 percent

                  B. Unit Participants

                     1. M-S-R - 0 percent
                     2. City of Farmington - 0 percent
                     3. Century Power Corporation - 0 percent
                     4. Los Alamos County - 0 percent
                     5. SCPPA - 0 percent
                     6. City of Anaheim - 0 percent
                     7. UAMPS - 0 percent

          17.1.2.5 For equipment and facilities common only to Units 3 and 4, in accordance with the following percentages:

                  A. Participants

                     1. New Mexico - 44.119 percent
                     2. Tucson - 0 percent

                  B. Unit Participants

                     1. M-S-R - 14.4 percent
                     2. City of Farmington - 4.249 percent
                     3. Century Power Corporation - 4.1 percent
                     4. Los Alamos County- 3.612 percent
                     5. SCPPA - 20.9 percent
                     6. City of Anaheim - 5.07 percent
                     7. UAMPS - 3.55 percent

            17.1.2.6 For the Switchyard Facilities except as otherwise provided in Section 15 of the Co-Tenancy Agreement, in accordance with the following percentages:

                  A. Participants

                     1. New Mexico - 65 percent
                     2. Tucson - 35 percent

                  B. Unit Participants

                     1. M-S-R - O percent
                     2. City of Farmington - O percent
                     3. Century Power Corporation - O percent
                     4. Los Alamos County - O percent
                     5. SCPPA - O percent
                     6. City of Anaheim - O percent
                     7. UAMPS - O percent

            17.1.2.7 For the SO2 chemical plant system, except absorbers, and for the chemical laboratory, including neutralizers, in accordance with the following percentages:

                  A. Participants

                     1. New Mexico - 46.297 percent
                     2. Tucson - l 9.8 percent

                  B. Unit Participants

                     l. M-S-R - 8.7 percent
                     2. City of Farmington - 2.559 percent
                     3. Century Power Corporation - 2.49 percent
                     4. Los Alamos County- 2.175 percent
                     5. SCPPA- 12.71 percent
                     6. City of Anaheim - 3.10 percent
                     7. UAMPS - 2.1 69 percent

            17.1.2.8 Except as provided in Exhibit III(g), for equipment and facilities common to all of the units, and all Project expenses not identifiable by unit and not otherwise listed above, in accordance with the following percentages:

                  A. Participants

                     1. New Mexico - 46.297 percent
                     2. Tucson - 19.8 percent

                  B. Unit Participants

                     1. M-S-R - 8.7 percent
                     2. City of Farmington - 2.559 percent
                     3. Century Power Corporation - 2.49 percent
                     4. Los Alamos County - 2.175 percent
                     5. SCPPA- 12.71 percent
                     6. City of Anaheim - 3.10 percent
                     7. UAMPS - 2.169 percent

           17.1.3 In the event of a shutdown of Units 1 and/or 2, the expenses incurred in connection with the shutdown (including but not limited to removal, salvage, cleanup, and protection service) shall be equally apportioned between the Participants.

In the event of a shutdown of Unit 3, said expenses shall be allocated as set forth in Paragraph 17.1.2.2. In the event of a shutdown of Unit 4, said expenses shall be allocated as set forth in Paragraph 17.1.2.3. Expenses which are attributable to equipment and facilities common to more than one unit shall be apportioned in accordance with Paragraph 17.1.2.

            4.0 Amended Exhibit III. Exhibit III (a-i) shall be amended to read in its entirety as shown on the attached Exhibit A.

            5.0 Amended Section 31.10. Section 31.10 shall be amended to read in its entirety as follows:

            31.10 Except as modified by the provisions set forth in Modification No. 9, all of the terms and conditions of the Operating Agreement, effective as of January 1, 1973, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993 and Modification No. 8 on September 15, 1993, shall remain in full force and effect.

            6.0 Amended Section 32. Section 32 shall be amended to read in its entirety as follows:

            32.0 RECOGNITION OF M-S-R, THE CITY OF FARMINGTON,
CENTURY POWER CORPORATION, LOS ALAMOS COUNTY, SCPPA, THE CITY OF
ANAHEIM AND UAMPS ACKNOWLEDGEMENT.

            32.1 The Parties recognize that M-S-R, the City of Farmington, Century Power Corporation, Los Alamos County, SCPPA, the City of Anaheim and UAMPS, each has acknowledged that it is familiar with the Project Agreements as amended between New Mexico and Tucson and such agreements govern the activities of the San Juan Project. Where a specific provision of the EPPA, the Farmington PAPA, the County PPA, the Anaheim PPA or the UAMPS PPA is in conflict with the provision in one or more of the Project Agreements, then (a) as between New Mexico and M-S-R, the provisions of the EPPA shall govern, all as provided in
Section 5.2 of such EPPA, and (b) as between New Mexico and the City of Farmington, the provisions of the Farmington PAPA shall govern, all as provided in Section 8.2 of the Farmington PAPA, and
(c) as between New Mexico and Los Alamos County, the provisions of the County PPA shall govern, all as provided in Section 5.2 of the County PPA, and (d) as between New Mexico and the City of Anaheim, the provisions of the Anaheim PPA shall govern, all as provided in
Section 7.2 of the Anaheim PPA, and (e) as between New Mexico and UAMPS, the provisions of the UAMPS PPA shall govern, all as provided in Section 7.2 of the UAMPS PPA. "EPPA" shall mean the San Juan Unit 4 Early Purchase and Participation Agreement entered into by New Mexico and M-S-R on September 26, 1983. "Farmington PAPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and the City of Farmington on November 17, 1981. "County PPA" shall mean the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and Los Alamos County on December 28, 1984. "Anaheim PPA" shall mean the San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and the City of Anaheim on April 26, 1991. "UAMPS PPA" shall mean the Restated and Amended San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and UAMPS as of May 27, 1993.

            IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 9 to the Operating Agreement to be executed as of the 12 day of January 1994.


                     PUBLIC SERVICE COMPANY OF NEW MEXICO


                     By: /s/ M. Phyllis Bourque

                     Its: Senior Vice President


                     TUCSON ELECTRIC POWER COMPANY


                     By: /s/ N. B. Johnsen

                     Its: Vice President

                              Exhibit A
                       AMENDED EXHIBIT III

                         Exhibit III(a)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 1

Operation and Maintenance Costs

New Mexico - 50%                   Tucson - 50%
M-S-R - 0%                         City of Farmington - 0%
Century Power Corporation - 0%     Los Alamos County - 0%
SCPPA - 0%                         City of Anaheim - 0%
UAMPS - 0%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.  Condensate Pumps
    b.  Feedwater Heaters
    c.  Boiler Feed Pumps
    d.  Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, and
    Feeders

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or
    Ash Water Pump building and equipment)

12. Fly Ash System

13. Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650 Pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165 pound Control Valve and Branch Line to the Chemcial Plant.

15. Emergency Diesel Generator

16. Electrical and Control systems

17. SSR Protection System

18. Unit Specific Piping for all Air Systems, Chemical Feed systems, and Hydrogen

                         Exhibit III(b)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 2

                 Operation and Maintenance Costs


New Mexico - 50%                    Tucson - 50%
M-S-R - 0%                          City of Farmington - 0%
Century Power Corporation - 0%      Los Alamos County - 0%
SCPPA - 0%                          City of Anaheim - 0%
UAMPS - 0%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.  Condensate Pumps
    b.  Feedwater Heaters
    c.  Boiler Feed Pumps
    d.  Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, and Feeders

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

12. Fly Ash System

13. Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650 Pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165 pound Control Valve and Branch Line to the Chemical Plant.

15. Emergency Diesel Generator

16. Electrical and Control systems

17. SSR Protection System

18. Unit Specific Piping for all Air Systems, Chemical Feed systems, and Hydrogen

                         Exhibit III(c)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 3

Operation and Maintenance Costs


New Mexico - 50%                    Tucson - 0%
M-S-R - 0%                          City of Farmington - 0%
Century Power Corporation - 8.2%    Los Alamos County - 0%
SCPPA - 41.8%                       City of Anaheim - 0%
UAMPS - 0%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.  Condensate Pumps
    b.  Feedwater Heaters
    c.  Boiler Feed Pumps
    d.  Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, and Feeders

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Unit Auxiliary 3A and 3B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank, Settling Tank, Surge Tank, and Pump House

12. Fly Ash System

13. Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and
    Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15. Emergency Diesel Generator

16. Electrical and Control Systems

17. Fuel Oil Ignitor Heaters and Unit Specific Piping

18. Unit Specific Piping for all Air Systems, Chemical Feed
    Systems, and Hydrogen

19. SSR Protection System

20. Auxiliary Steam Header Piping System

    a.  Including the Unit Specific Branch Line to the Reheat System

    b.  Not including the Branch Line to the Chemical Plant

                         Exhibit III(d)

                    FACILITIES AND EQUIPMENT
                 SPECIFIC TO SAN JUAN UNIT NO. 4

                 Operation and Maintenance Costs


New Mexico - 38.457%                 Tucson - 0%
M-S-R - 28.8%                        City of Farmington - 8.475%
Century Power Corporation - 0%       Los Alamos County - 7.2%
SCPPA - 0%                           City of Anaheim - 10.04%
UAMPS - 7.028%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.  Condensate Pumps
    b.  Feedwater Heaters
    c.  Boiler Feed Pumps
    d.  Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, and
    Feeders

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Unit Auxiliary 4A and 4B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank,
    Settling Tank, Surge Tank, and Pump House

12. Fly Ash System

13. Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and
    Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15. Emergency Diesel Generator

16. Electrical and Control Systems

17. Fuel Oil Ignitor Heaters and Unit Specific Piping

18. Unit Specific Piping for all Air Systems, Chemical Feed
    Systems, and Hydrogen

19. Auxiliary Steam Header Piping System:

    a.  Including the Unit Specific Branch Line to the Reheat
        System

    b.  Not including the Branch Line to the Chemical Plant

                         Exhibit III(e)

                    FACILITIES AND EQUIPMENT
                COMMON TO SAN JUAN UNITS 1 AND 2


                 Operation and Maintenance Costs

New Mexico - 50%                  Tucson - 50%
M-S-R - 0%                        City of Farmington - 0%
Century Power Corporation - 0%    Los Alamos County - 0%
SCPPA - 0%                        City of Anaheim - 0%
UAMPS - 0%

1.  Bearing Cooling Water System except Unit Piping

2.  Bottom Ash Dewatering Facility including: Dewatering Tank,
    Settling Tank, surge Tank, Storage Tank, and Pump House

3.  Fuel Oil System (Fuel Oil for Ignition and Flame
    Stabilization)

4.  Instrument Air System except Unit Piping

5.  Chemical Feed System except Unit Piping

    a.  Condensate and Feedwater System
    b.  Boiler
    c.  Bearing Cooling Water System
    d.  Cooling Tower Systems
    e.  Chlorination System

6.  Plant Air System except Unit Piping

7.  Sootblowing Air System except Unit Piping

8.  Hydrogen Storage System except Unit Piping

9.  Coal Tripper System including Dust Collection System

10. Turbine Lube Oil Storage and Transfer System

11. Control Room, Equipment Rooms, and Associated HVAC System

12. SO2 Back-up Scrubber - Absorber Transformer

13. Turbine Crane south of column, Line 12

14. Fuel Oil, Ash, and Water Pipe Racks

15. Boiler Fill System

16. SAR Multiplexer Control System

                         Exhibit III(f)

                    FACILITIES AND EQUIPMENT
                COMMON TO SAN JUAN UNITS 3 AND 4

Operation and Maintenance Costs

New Mexico - 44.119%                 Tucson - 0%
M-S-R - 14.4%                        City of Farmington - 4.249%
Century Power Corporation - 4.1%     Los Alamos County - 3.612%
SCPPA - 20.9%                        City of Anaheim - 5.07%
UAMPS - 3.55%

1.  Bearing Cooling Water System except Unit Piping

2.  Fuel Oil System (Fuel Oil for Ignition and Flame
    Stabilization    except Ignitor Heaters and Unit Specific
    Piping)

3.  Instrument System except Unit Piping

4.  Chemical Feed system Except Unit Piping

    a.  Condensate and Feedwater System
    b.  Boiler
    c.  Bearing Cooling Water System
    d.  Cooling Tower Systems
    e.  Chlorination System

5.  Plant Air System except Unit Piping

6.  Sootblowing Air System except Unit Piping

7.  Start-up Transformers and Nonseg Bus to Units 3 and 4
    Switchgear

8.  Hydrogen Storage System except Unit Piping

9.  Coal Tripper System including Dust Collection Systems

10. Turbine Lube Oil Storage and Transfer System

11. Control Room, Equipment Rooms, and Associated HVAC System

12. Boiler Fill System

13. Auxiliary Cooling Systems including Auxiliary Cooling Tower
    No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

14. CO2 Storage System except Unit Piping

15. Start-Up Boiler Feed Pump except Unit Piping

16. Turbine Bay Crane north of column, Line 12

17. Fuel Oil, Ash, and Water Pipe Racks

18. Fire Water Booster and Jockey Pumps

19. Halon Fire Protection System

20. Cooling Tower Multiplex Control System

                         Exhibit III(g)

                    FACILITIES AND EQUIPMENT
                COMMON TO ALL FOUR SAN JUAN UNITS

                 Operation and Maintenance Costs


New Mexico - 46.297%Tucson - 19.8%
M-S-R - 8.7%City of Farmington - 2.559%
Century Power Corporation - 2.49%Los Alamos County - 2.1 75%
SCPPA - 12.71%City of Anaheim - 3.10%
UAMPS - 2.169%


1.  River and Raw Water System including:

    a. Diversion and intake structures, including all equipment and pump building.
    b.  Raw water line to reservoir.
    c.  Reservoir, pump buildings, and all equipment.
    d.  Raw water lines to plant yard.
    e. All above and underground fire protection system to each vendor supplied or unit specific fire protection system.

2.  Auxiliary Boiler

3.  SO2 System Chemical Plant except Absorbers

    a.  Double effect evaporator train systems.
    b.  Fly ash filter system.
    c.  Absorber product and feed tanks.
    d.  Condensate collection, storage, and transfer systems.
    e.  Soda ash storage, mixing, and distribution systems.
    f. Sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system.
    g. Sulfuric acid plant system including storage tanks and load out system.
    h.  Auxiliary No. 2 cooling tower, pumps, and systems.

4.  Spare-Main Transformer 345/24 kV for all units

5.  Maintenance, Office, and Warehousing Facilities

6.  Chemical Laboratory

7.  Coal and Ash Handling Control Facilities*

8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes.

9.  Potable Water System

10. Environmental Monitoring systems including Air, Water, and
    Ground. Excludes Stack Monitoring Systems which are unit specific.

11. Transportation such as trucks, cars, and dozers (not otherwise charged).

12. Water Management System

    a.  Wastewater Recovery System - Northside
        1) Neutralization system including premix tank, neutralization tank, clarifier/thickener, and pumps.
        2) Reverse osmosis system including lime/soda softening clarifier system.
        3) Brine concentrator Nos. 4 and 5.
        4) Process Pond No. 3 and pump system.
        5) North evaporation Ponds 1, 2 and 3.

    b.  SO2 Waste Treatment System - Southside
        1) Process ponds lA, lB, 2 and pumping system.
        2) Premix tank and clarifier system.
        3) Oxidation towers.
        4) Brine concentrator Nos. 2 and 3.
        5) South evaporation pond Nos. 1, 2, 3, 4 and 5.

    c.  Data Acquisition System

    d.  Solid Waste Disposal Pit

    e.  Coal Pile Runoff Ponds.

13. Coal Handling Equipment - all equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers, feeders, feeder belts,


*Maintenance Only
reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and controls, and heating and ventilation systems.*

14. Maintenance Bay Facilities including: Bay Bridge Crane, all
    Offices, and Support Facilities.

15. Sewage Treatment Facilities

16. All Demineralizer Systems including: Clarifier, Storage
    Tanks, Sump Pumps, Filter Beds, and Control Systems

17. The Chemical Plant 165-pound Control Valve and Branch Line from each of Units 1 and 2 Unit Specific 650-pound Reheat
    Steam Line

18. The Chemical Plant Branch Steam Line from (but not including) the Unit Specific Auxiliary Steam Header System on each of
    Units 3 and 4.






*Maintenance Only

                         Exhibit III(h)

                    FACILITIES AND EQUIPMENT
                COMMON TO ALL FOUR SAN JUAN UNITS

                      Operation Costs Only

           Variable split based on generation by unit
 New Mexico
 M-S-R
 Tucson
 City of Farmington
 Century Power Corporation
 Los Alamos County
 SCPPA
 City of Anaheim UAMPS

1.  Coal and Ash Handling Control Facilities

2.  Coal Handling Equipment

All equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers, feeders, feeder belts, reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and control, and heating and ventilation systems.

                    Exhibit III(i)
         SWITCHYARD FACILITIES AND EQUIPMENT

            Operation & Maintenance Costs

          New Mexico - 65%     Tucson - 35 %